Exhibit 99.2

Third Quarter 2008 Supplemental Data

Eastside Physicians Plaza - Atlanta, GA

All amounts shown in this report are unaudited and in U.S. dollars unless otherwise noted.

Ventas, Inc.

Third Quarter 2008 Supplemental Data

Debt Maturities1

•	Ventas holds cash and short-term cash investments of approximately $106 million and has $623 million of undrawn borrowing capacity available under its credit facilities.

[1]	Dollars in millions; data as of November 4, 2008 and excludes normal monthly principal amortization.

The Company’s joint venture partners’ pro rata share of total maturities is approximately $135.7 million.

Ventas has the ability and intention to extend certain mortgage loans until 2010.

Ventas, Inc.

Third Quarter 2008 Supplemental Data

Owned Portfolio - Overview by Type (Dollars in Millions):1

Property Type	Number of Properties	Number of Beds/ Units/Square Feet		Number of States/ Provinces	Ventas Investment	Cash Flow Coverage		Occupancy[2]	Annualized NNN Revenue[3]	Annualized Operating Property Revenue[3]	Total Annualized Revenue[3]	Annualized NNN NOI[3]	Annualized Operating Property NOI[3]	Total Annualized NOI[3]
Hospital - Stabilized Triple-Net	41	3,815	Beds	17	$365	2.6	x	62%	$94	$0	$94	$94	$0	$94
Skilled Nursing - Stabilized Triple-Net	192	23,510	Beds	28	827	2.0	x	89%	177	0	177	177	0	177
Seniors Housing - Triple-Net	174	17,533	Units	31	2,357	1.3	x	87%	201	0	201	201	0	201
Seniors Housing - Operating	79	6,513	Units	21	2,033	N/A		91%	0	370	370	0	120	120
Medical Office - Stabilized	20	1,096,169	Square Feet	10	226	N/A		96%	1	26	26	1	17	18
Medical Office - Lease-Up	2	181,952	Square Feet	2	42	N/A		58%	0	3	3	0	2	2
Other - Stabilized Triple-Net	8	122	Beds	1	7	4.9	x	N/A	1	0	1	1	0	1

Total	516			45	$5,857	1.8	x		$474	$399	$873	$474	$139	$613

									54%	46%	100%	77%	23%	100%

Loan Portfolio - Overview by Investment (Dollars in Millions):1

Borrower	Original Investment	Outstanding Principal	Secured/ Unsecured	Borrower/ Asset Type	Effective Interest Rate	Annualized Revenue[3]
Manor Care	$99	$113	Secured	SNF/ALF	L + 533	$6
HCA	45	50	Unsecured	Hospital	9.2%	4
Other - Secured[4]	21	14	Secured	ALF	9.0%	0
Other - Unsecured	19	20	Unsecured	Hospital	9.5%	2

Total	$184	$197				$12

Owned Portfolio - Overview by State/Province:1

	Totals		Hospital		Skilled Nursing		Seniors Housing		Medical Office		Other
State/Province	No.	%	No.	Beds	No.	Beds	No.	Units	No.	Sq. Feet	No.	Beds
California	41	8%	5	417	9	1,132	27	3,324	—	—	—	—
Massachusetts	38	7%	2	109	26	2,712	10	1,259	—	—	—	—
Pennsylvania	35	7%	2	115	6	797	25	1,649	2	111,671	—	—
Ohio	31	6%	—	—	12	1,643	17	1,237	2	143,567	—	—
Kentucky	31	6%	3	760	27	3,066	—	—	1	50,000	—	—
Florida	28	5%	6	511	—	—	16	1,628	6	206,641	—	—
Indiana	23	4%	1	59	13	1,883	9	1,001	—	—	—	—
North Carolina	23	4%	1	124	16	1,836	6	438	—	—	—	—
Illinois	21	4%	4	431	—	—	17	2,637	—	—	—	—
Texas	21	4%	7	496	—	—	3	262	3	78,622	8	122
All Other	224	43%	10	793	83	10,441	123	10,611	8	687,620	—	—

Total	516	100%	41	3,815	192	23,510	253	24,046	22	1,278,121	8	122

[1]	Totals may not add due to rounding.

[2]	Occupancy shown for Seniors Housing excludes communities in lease-up. Occupancy for triple-net properties is as of 2Q08 and occupancy for operating properties is as of 3Q08.

[3]	Annualized third quarter Ventas revenue/NOI assuming all events occurred at the beginning of the period. Revenue/NOI reflects Ventas’s portion only for joint venture assets.

[4]	Outstanding principal is the approximate carrying value. Effective interest rate is the stated contractual rate.

Ventas, Inc.

Third Quarter 2008 Supplemental Data

Owned and Loan Portfolio - Property Type Concentration (Dollars in Millions):1

Investment Type	Owned Property Count	Ventas Investment	%	Annualized Rent/ Revenue[2]	%	Annualized Rent/NOI[2]	%
Seniors Housing	253	4,390	73%	$571	65%	$321	51%
Skilled Nursing	192	827	14%	177	20%	177	28%
Hospitals	41	365	6%	94	11%	94	15%
Medical Office	22	268	4%	29	3%	20	3%
Other	8	7	NM	1	NM	1	NM
Loans	N/A	197	3%	12	1%	12	2%

Total	516	$6,054	100%	$885	100%	$625	100%

Owned and Loan Portfolio - Operator Concentration (Dollars in Millions):1

Operator/Manager	Owned Property Count	Ventas Investment	%	Annualized Rent/ Revenue[2]	%	Annualized Rent/NOI[2]	%
Sunrise Senior Living	79	$2,033	34%	$370	42%	$120	19%
Brookdale Senior Living	83	1,393	23%	122	14%	122	19%
Kindred Healthcare	203	935	15%	243	27%	243	39%
Senior Care	66	625	10%	50	6%	50	8%
Emeritus Senior Living	16	196	3%	19	2%	19	3%
Capital Senior Living	11	158	3%	13	1%	13	2%
Manor Care	N/A	113	2%	6	1%	6	1%
NexCore	4	94	2%	11	1%	8	1%
Formation	11	88	1%	9	1%	9	1%
Benchmark Assisted Living	4	55	1%	5	1%	5	1%
Assisted Living Concepts	8	50	1%	5	1%	5	1%
Greenfield	7	50	1%	5	1%	3	1%
HCA	N/A	50	1%	4	NM	4	1%
All Other	24	215	4%	23	3%	18	3%

Total	516	$6,054	100%	$885	100%	$625	100%

Owned Portfolio - State/Province Concentration (Dollars in Millions):1

State/Province	Owned Property Count	Annualized Rent/ Revenue[2]	%	Annualized Rent/NOI[2]	%
California	41	$113	13%	$81	13%
Illinois	21	91	10%	68	11%
Massachusetts	38	53	6%	47	8%
Ontario	9	52	6%	13	2%
Pennsylvania	35	46	5%	25	4%
New Jersey	11	38	4%	15	2%
Florida	28	38	4%	36	6%
Georgia	16	31	4%	18	3%
Colorado	14	31	4%	17	3%
New York	14	29	3%	19	3%
All Other	289	351	40%	275	45%

Total	516	$873	100%	$613	100%

[1]	Totals may not add due to rounding. NM = not material.

[2]	Annualized third quarter Ventas revenue/NOI assuming all events occurred at the beginning of the period. Operating asset revenue/NOI reflects Ventas’s portion only for joint venture assets.

Ventas, Inc.

Third Quarter 2008 Supplemental Data

Owned and Loan Portfolio - Property Type Concentration (Dollars in Millions):1

Owned and Loan Portfolio - Operator Concentration (Dollars in Millions):1

[1]	Annualized third quarter Ventas revenue/NOI assuming all events occurred at the beginning of the period. Operating asset revenue/NOI reflects Ventas’s portion only for joint venture assets.

Ventas, Inc.

Third Quarter 2008 Supplemental Data

Same-Store Triple-Net Portfolio Trend Data for Properties Owned for the Full 2nd Quarter of 2008 & 2007:1,2

		Sequential Quarter Comparison						Year-Over-Year Comparison
Property Type	Number of Properties	2Q08 Cash Flow Coverage		1Q08 Cash Flow Coverage		2Q08 Occupancy	1Q08 Occupancy	2Q08 Cash Flow Coverage		2Q07 Cash Flow Coverage		2Q08 Occupancy	2Q07 Occupancy
Hospitals	41	2.6	x	2.7	x	62%	64%	2.6	x	2.9	x	62%	61%
Skilled Nursing	192	2.0	x	1.9	x	89%	89%	2.0	x	1.8	x	89%	88%
Seniors Housing	171	1.3	x	1.3	x	87%	88%	1.3	x	1.3	x	87%	89%
Other	8	4.9	x	4.7	x	N/A	N/A	4.9	x	4.0	x	N/A	N/A

Total	412	1.8	x	1.8	x			1.8	x	1.8	x

Same-Store Triple-Net Portfolio Trend Data for Properties Owned for the Full 1st and 2nd Quarter of 2008:1,2

		Sequential Quarter Comparison
Property Type	Number of Properties	2Q08 Cash Flow Coverage		1Q08 Cash Flow Coverage		2Q08 Occupancy	1Q08 Occupancy
Hospitals	41	2.6	x	2.7	x	62%	64%
Skilled Nursing	192	2.0	x	1.9	x	89%	89%
Seniors Housing	173	1.3	x	1.3	x	87%	88%
Other	8	4.9	x	4.7	x	N/A	N/A

Total	414	1.8	x	1.8	x

[1]	Second quarter is most recent quarter available.

[2]	Cash flow coverages are for trailing-twelve months or annualized where the Company’s ownership is for a shorter period.

Ventas, Inc.

Third Quarter 2008 Supplemental Data

Medical Office Operating Portfolio Statistics:1

	Year-Over-Year Comparison
	Stabilized		Same-Store Stabilized[2,3]		Lease-Up
	3Q08	3Q07	3Q08	3Q07	3Q08	3Q07
Number of properties:	17	10	10	10	2	1
Number of square feet:	1,034,633	391,287	390,689	391,287	181,952	81,286
Average occupancy:	96%	96%	93%	96%	58%	50%
Average annual rate per square foot:	$27	$28	$27	$28	$26	$23
Operating revenue:	$6.2	$2.6	$2.6	$2.6	$0.8	$0.3
Less expenses:	1.9	1.2	1.1	1.2	0.4	0.1

Total NOI:	4.3	1.4	1.5	1.4	0.4	0.1
Less Company’s partner’s share:	0.4	0.0	0.0	0.0	0.0	0.0

Ventas NOI:	$3.9	$1.4	$1.5	$1.4	$0.4	$0.1

	Sequential Quarter Comparison
	Stabilized		Same-Store Stabilized[2,3]		Lease-Up
	3Q08	2Q08	3Q08	2Q08	3Q08	2Q08
Number of properties:	17	14	14	14	2	3
Number of square feet:	1,034,633	779,573	779,573	779,573	181,952	260,884
Average occupancy:	96%	95%	95%	95%	58%	59%
Average annual rate per square foot:	$27	$28	$26	$28	$26	$29
Operating revenue:	$6.2	$5.3	$5.0	$5.3	$0.8	$0.9
Less expenses:	1.9	2.1	1.7	2.1	0.4	0.5

Total NOI:	4.3	3.3	3.3	3.3	0.4	0.4
Less Company’s partner’s share:	0.4	0.1	0.0	0.1	0.0	0.2

Ventas NOI:	$3.9	$3.2	$3.3	$3.2	$0.4	$0.2

[1]	Dollars in millions except for rate data. Totals may not add due to rounding.

[2]	Includes only those MOBs owned for the full period.

[3]	Includes only those MOBs owned in both comparison periods.

Ventas, Inc.

Third Quarter 2008 Supplemental Data

Seniors Housing Operating Portfolio Statistics:1

	Year-Over-Year Comparison
	Stabilized		Same-Store Stabilized[2]		Lease-Up
	3Q08	3Q07	3Q08	3Q07	3Q08	3Q07
Number of properties:	76	72	72	72	3	6
Number of units:	6,141	5,831	5,831	5,831	372	453
Resident day capacity:	668,656	633,972	633,972	633,972	39,468	50,600
Average resident occupancy:	91%	93%	92%	93%	59%	61%
Average daily rate / resident fees:	$171	$167	$172	$167	$160	$169
Operating revenue:	$104.9	$98.7	$100.0	$98.7	$3.7	$5.2
Less expenses:	69.9	65.7	66.8	65.7	3.5	4.2

Total NOI:	34.9	33.0	33.3	33.0	0.3	1.0
Less Company’s partner’s share:	5.1	4.7	4.8	4.7	0.1	0.2

Ventas NOI:	$29.8	$28.3	$28.5	$28.3	$0.2	$0.8

	Sequential Quarter Comparison
	Stabilized		Same-Store Stabilized[2]		Lease-Up
	3Q08	2Q08	3Q08	2Q08	3Q08	2Q08
Number of properties:	76	74	72	72	3	5
Number of units:	6,141	5,984	5,831	5,831	372	529
Resident day capacity:	668,656	643,643	633,972	627,081	39,468	56,784
Average resident occupancy:	91%	91%	92%	91%	59%	63%
Average daily rate / resident fees:	$171	$173	$172	$173	$160	$162
Operating revenue:	$104.9	$101.5	$100.0	$98.9	$3.7	$5.8
Less expenses:	69.9	64.7	66.8	63.0	3.5	4.6

Total NOI:	34.9	36.8	33.3	35.9	0.3	1.2
Less Company’s partner’s share:	5.1	4.7	4.8	4.5	0.1	0.2

Ventas NOI:	$29.8	$32.1	$28.5	$31.4	$0.2	$1.0

[1]	Dollars in millions except for rate data. Totals may not add due to rounding.

[2]	Includes only those communities stabilized in both comparison periods.

Ventas, Inc.

Third Quarter 2008 Supplemental Data

Kindred Healthcare Same-Store TTM EBITDARM Coverage Ratios:1

	Number of Properties	Sequential Quarter Comparison				Year-Over-Year Comparison
Ventas - Kindred Master Lease		2Q08		1Q08		2Q08		2Q07
1	83	2.4	x	2.4	x	2.4	x	2.2	x
2	41	2.1	x	2.1	x	2.1	x	2.2	x
3	38	1.9	x	1.8	x	1.9	x	1.9	x
4	41	2.3	x	2.4	x	2.3	x	2.3	x

Total	203	2.2	x	2.2	x	2.2	x	2.2	x

Property Type	Number of Properties	2Q08		1Q08		2Q08		2Q07
Hospitals	38	2.7	x	2.8	x	2.7	x	2.9	x
Skilled Nursing Facilities	165	2.0	x	1.9	x	2.0	x	1.8	x

Total	203	2.2	x	2.2	x	2.2	x	2.2	x

[1]

Coverage reflects the ratio of Kindred’s EBITDARM to rent. EBITDARM is defined as earnings before interest, income taxes, depreciation, amortization, rent and management fees. In the calculation of trailing twelve months EBITDARM, intercompany profit pertaining to services provided by Kindred’s PeopleFirst Rehabilitation and Pharmacy Divisions has been eliminated from purchased ancillary expenses within the Ventas portfolio. Second quarter is most recent quarter available.

Ventas, Inc.

Third Quarter 2008 Supplemental Data

Triple-Net and Operating Portfolio Revenue Rollover Schedule Excluding Sunrise Operating Communities:1

		Lease Rollover Year
	Totals	2008	2009	2010	2011	2012	Thereafter
Hospital - Stabilized Triple-Net:
Annualized Revenue	$94.4	—	—	$43.5	—	—	$50.9
Skilled Nursing - Stabilized Triple-Net:
Annualized Revenue	$176.9	—	—	$81.5	—	$1.4	$94.0
Seniors Housing - Stabilized Triple-Net:
Annualized Revenue	$201.3	—	—	—	—	$2.7	$198.6
Medical Office - Stabilized:
Annualized Revenue[2]	$27.9	$0.5	$2.8	$3.4	$3.4	$2.4	$15.4
Medical Office - Lease-Up:
Annualized Revenue[2]	$2.9	—	—	—	$0.1	$0.2	$2.6
Other - Stabilized Triple-Net:
Annualized Revenue	$0.9	—	—	$0.9	—	—	—
Total:
Annualized Revenue	$504.3	$0.5	$2.8	$129.4	$3.5	$6.6	$361.6

[1]	Annualized third quarter Ventas revenue assuming all events occurred at the beginning of the period. Dollars in millions. Totals may not add due to rounding.

[2]	Partner’s share has not been eliminated from revenue.

Ventas, Inc.

Third Quarter 2008 Supplemental Data

Company Development Data:

Status	Property Name	Company Ownership %	MSA	Property Type	Number of Residents or Beds/ Units/Square Feet	Actual/ Projected Opening Date	Ventas Estimated/ Actual Acquisition Date	Total Development Cost[1]	Ventas Fixed Purchase Price (incl. FPAC)[1]	Expected Stabilized Yield
In Lease-up	Sunrise of Scottsdale	80%	Phoenix	AL/ALZ	95 Residents / 79 Units / 60,000 SF	March 2007	April 2007	$20.2	$17.0	9.5%-10.0%
In Lease-up	Sunrise of Rocklin	80%	Sacramento	AL/ALZ	78 Residents / 64 Units / 48,000 SF	April 2007	April 2007	18.6	15.7	8.25%-8.75%
In Lease-up	Sunrise of Thorne Mills on Steeles	80%	Toronto	IL/AL/ALZ	256 Residents /229 Units / 210,000 SF	September 2007	December 2007	62.8 Cdn	52.7 Cdn	8.0%-8.5%
In Development	Bon Secours Greenville MOB[2]	95%	Greenville	MOB	97,795 RSF	July 2009	September 2008	25.0	N/A	7.8%-8.2%
In Development	Parker II MOB[2]	95%	Denver	MOB	75,087 RSF	November 2009	October 2008	20.0	N/A	7.5%-7.7%
To Be Acquired	Carroll MOB[2]	90%	Baltimore	MOB	77,242 RSF	December 2009	November 2011	21.0	N/A	8.0%-8.5%

[1]	Dollars in millions.

[2]	Development cost is estimated cost to Ventas, subject to adjustments.